UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2019
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RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Retirement of Named Executive Officer

On March 26, 2019, Raytheon Company (the “Company”) announced that Taylor W. Lawrence will be stepping down as President, Missile Systems, of the Company effective March 30, 2019, and retiring from the Company effective July 14, 2019. Wesley D. Kremer, the Company’s current President, Integrated Defense Systems, will assume the role of President, Missile Systems effective March 30, 2019. On March 20, 2019, the Board of Directors elected Mr. Kremer to this position effective upon his acceptance of it.

The Company also announced that Ralph H. Acaba would succeed Mr. Kremer as President, Integrated Defense Systems, effective March 30, 2019. On March 20, 2019, the Board of Directors elected Mr. Acaba to this position effective upon his acceptance of it.

A copy of the Company’s press release, issued on March 26, 2019, is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release issued by Raytheon Company dated March 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	March 26, 2019	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Raytheon Company dated March 26, 2019.

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